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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)        May 22, 2003
                                                -------------------------------



                         CNH CAPITAL RECEIVABLES INC.
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              (Exact Name of Registrant as Specified in Charter)



          Delaware                    333-98887                 39-1995297
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(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)



100 South Saunders Road, Lake Forest                                 60045
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code         (847) 735-9200
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         (Former Name or Former Address, if Changed Since Last Report)





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


Item 5.      Other Events

         The Registrant is filing final forms of the exhibits listed in
Item 7(c) below.


Item 7.      Financial Statements and Exhibits

         (c) Exhibits.


Exhibit
  No.         Document Description
-------       --------------------

1.1 Underwriting Agreement dated May 14, 2003 among CNH Capital Receivables Inc., Case Credit Corporation, J.P. Morgan Securities Inc. and ABN Amro Incorporated.
4.1 Indenture dated as of May 1, 2003 between CNH Equipment Trust 2003-A and JPMorgan Chase Bank.
4.2 Trust Agreement dated as of May 1, 2003 between CNH Capital Receivables Inc. and The Bank of New York.
4.3 Sale and Servicing Agreement dated as of May 1, 2003 among CNH Capital Receivables Inc., Case Credit Corporation and CNH Equipment Trust 2003-A.
4.4 Case Purchase Agreement dated as of May 1, 2003 between Case Credit Corporation and CNH Capital Receivables Inc.
4.5 NH Purchase Agreement dated as of May 1, 2003 between New Holland Credit Company, LLC and CNH Capital Receivables Inc.
4.6 Administration Agreement dated as of May 1, 2003 among CNH Equipment Trust 2003-A, JPMorgan Chase Bank and Case Credit Corporation.
4.7 Performance Guaranty dated as of May 1, 2003 between IHF - Internazionale Holding Fiat S.A. and JPMorgan Chase Bank.
4.8 Confirmation of Swap Transaction (Class A-3a Notes) dated as of May 14, 2003 between CNH Equipment Trust 2003-A and Bank of America, N.A.
4.9 Confirmation of Swap Transaction (Class A-4a Notes) dated as of May 14, 2003 between CNH Equipment Trust 2003-A and Bank of America, N.A.
8.1 Federal and Illinois Tax and ERISA Opinion of Mayer, Brown, Rowe & Maw dated May 22, 2003.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CNH CAPITAL RECEIVABLES INC.
                                              (Registrant)




Dated:  May 22, 2003                       By:  /s/ Brian O'Keane
                                               ------------------------------
                                                    Brian O'Keane
                                                    Assistant Treasurer


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                               INDEX TO EXHIBITS



Exhibit
  No.         Document Description
-------       --------------------

1.1 Underwriting Agreement dated May 14, 2003 among CNH Capital Receivables Inc., Case Credit Corporation, J.P. Morgan Securities Inc. and ABN Amro Incorporated.
4.1 Indenture dated as of May 1, 2003 between CNH Equipment Trust 2003-A and JPMorgan Chase Bank.
4.2 Trust Agreement dated as of May 1, 2003 between CNH Capital Receivables Inc. and The Bank of New York.
4.3 Sale and Servicing Agreement dated as of May 1, 2003 among CNH Capital Receivables Inc., Case Credit Corporation and CNH Equipment Trust 2003-A.
4.4 Case Purchase Agreement dated as of May 1, 2003 between Case Credit Corporation and CNH Capital Receivables Inc.
4.5 NH Purchase Agreement dated as of May 1, 2003 between New Holland Credit Company, LLC and CNH Capital Receivables Inc.
4.6 Administration Agreement dated as of May 1, 2003 among CNH Equipment Trust 2003-A, JPMorgan Chase Bank and Case Credit Corporation.
4.7 Performance Guaranty dated as of May 1, 2003 between IHF - Internazionale Holding Fiat S.A. and JPMorgan Chase Bank.
4.8 Confirmation of Swap Transaction (Class A-3a Notes) dated as of May 14, 2003 between CNH Equipment Trust 2003-A and Bank of America, N.A.
4.9 Confirmation of Swap Transaction (Class A-4a Notes) dated as of May 14, 2003 between CNH Equipment Trust 2003-A and Bank of America, N.A.
8.1 Federal and Illinois Tax and ERISA Opinion of Mayer, Brown, Rowe & Maw dated May 22, 2003.